UNITES STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2017

NEPHROS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	001-32288 (Commission File Number)	13-3971809 (IRS Employer Identification No.)

41 Grand Avenue, River Edge, New Jersey 07661

(Address of principal executive offices, including ZIP code)

(201) 343-5202

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On March 17, 2017, Nephros, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain purchasers identified therein (the “Purchasers”) pursuant to which the Company agreed to sell, and the Purchasers agreed to purchase 4,059,994 units of the Company’s securities, each unit consisting of one share (each, a “Share”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and a warrant (each, a “Warrant”) to purchase one share of Common Stock (each, a “Warrant Share”), at a cash purchase price equal to $0.30 per unit. The aggregate purchase price payable to the Company for all of the Shares and Warrants to be sold under the Purchase Agreement is $1,218,000 before deducting placement agent fees and other transaction-related expenses of approximately $116,350. The closing of the sale of the Shares and Warrants was completed on March 22, 2017.

The Purchasers included two minor children of Daron Evans, the Company’s President and Chief Executive Officer, who collectively purchased 83,332 units of the Company’s securities under the Purchase Agreement, and Andy Astor, the Company’s Chief Financial Officer, who purchased 166,666 units. Such purchases were made on the same terms as all other Purchasers under the Purchase Agreement.

The Purchase Agreement contained customary representations, warranties and covenants by each of the Company and the Purchasers. In addition, the Purchase Agreement provides that each Purchaser has a right, subject to certain exceptions described in the agreement, to participate in future issuances of equity and debt securities by the Company for a period of 12 months following the effective date of the Registration Statement (defined below under “—Registration Rights Agreement”).

In connection with the closing of the transactions contemplated by the Purchase Agreement, the Company will pay to Maxim Group LLC (“Maxim”), which served as the Company’s sole placement agent in connection with the offer and sale of the Shares and Warrants, a cash fee equal to 7.5% of the gross proceeds from such sale. In addition, the Company will issue to Maxim a warrant to purchase 81,199 shares of Common Stock (the “Placement Agent Warrant”). The form of the Placement Agent Warrant is substantially the same as the Warrants issuable to the Purchasers, except that the exercise price applicable to the Placement Agent Warrant will be $0.33 per share.

The foregoing summary of the Purchase Agreement is qualified in its entirety by reference to the complete form of agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference. On March 17, 2017, the Company issued a press release announcing the issuance and sale of the Shares and Warrants, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Terms of the Warrants

The Warrants entitle the purchasers to purchase, for a period of 5 years from the date of issuance, up to an aggregate of 4,059,994 Warrant Shares at an initial exercise price of $0.30 per share, subject to adjustment for stock splits, combinations and similar recapitalization events. The Warrants are required to be exercised for cash, provided that if following the six-month anniversary of the issuance date of the Warrants, if there is not during the term of the Warrants an effective registration statement under the Securities Act covering the resale of the Warrant Shares, then the Warrants may be exercised on a cashless (net exercise) basis.

The foregoing summary of the Warrants is qualified in its entirety by reference to the complete form of Warrant, a copy of which is attached hereto as Exhibit 4.1 and incorporated herein by reference.

Registration Rights Agreement

In connection with the entry into the Purchase Agreement, and as contemplated thereby, on March 17, 2017, the Company also entered into a Registration Rights Agreement with the Purchasers. Pursuant to the terms of the Registration Rights Agreement, the Company agreed to file, on or before April 16, 2017 (the “Filing Date”), a registration statement under the Securities Act covering the resale of the Shares and Warrant Shares (the “Registration Statement”), and to cause such Registration Statement to be declared effective by the Commission as soon as practicable thereafter, but not later than 60 days following the date of the Registration Rights Agreement or, if the Registration Statement is subject to review by the Commission staff, not later than 120 days following the date of such agreement (the “Effectiveness Date”). If the Company does not file the Registration Statement by the Filing Date or obtain its effectiveness by the Effectiveness Date, then the Company is required to pay liquidated damages to the Purchasers in an amount equal to 1.0% of the aggregate purchase price paid by such Purchaser for the Securities per month until the Registration Statement is filed or declared effective, as applicable. The Company is required to maintain the effectiveness of the Registration Statement until all of the shares covered thereby are sold or may be sold pursuant to Rule 144 under the Securities Act without volume or manner-of-sale restrictions and without the requirement that the Company be in compliance with the current public information requirements of Rule 144.

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The foregoing summary of the Registration Rights Agreement is qualified in its entirety by reference to the complete form of such agreement, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 is incorporated herein by reference. The offer and sale of the Shares, Warrants and the Placement Agent Warrant pursuant to the terms of the Purchase Agreement constituted a private placement under Section 4(a)(2) of the Securities Act of 1933, as amended, in accordance with Regulation D promulgated thereunder.

The Shares and Warrants offered and sold pursuant to the Purchase Agreement will not be or have not been registered under the Securities Act of 1933, as amended or state securities laws and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or an applicable exemption from such registration requirements.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits. The following exhibits are filed herewith.

Exhibit No.	Description

4.1	Form of Warrant.

10.1	Securities Purchase Agreement dated March 17, 2017, among the Company and the Purchasers identified therein.

10.2	Registration Rights Agreement dated March 17, 2017, among the Company and the Purchasers identified therein.

99.1	Press Release of Nephros, Inc. dated March 17, 2017.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Nephros, Inc.

Dated: March 23, 2017	By:	/s/ Daron Evans
Daron Evans
President & Chief Executive Officer

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Index to Exhibits Filed with this Report

Exhibit No.	Description

4.1	Form of Warrant.

10.1	Securities Purchase Agreement dated March 17, 2017, among the Company and the Purchasers identified therein.

10.2	Registration Rights Agreement dated March 17, 2017, among the Company and the Purchasers identified therein.

99.1	Press Release of Nephros, Inc. dated March 17, 2017.

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